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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the incorporation by reference in the following Registration Statements:

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  The Registration Statement (Form S-8 No. 33-87394) pertaining to the Veeco Instruments Inc. Amended and Restated 1992 Employees' Stock Option Plan and the Veeco Instruments Inc. 1994 Stock Option Plan for Outside Directors;

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  the Registration Statement (Form S-8 No. 33-95422) pertaining to the Veeco Instruments Inc. Employee Stock Purchase Plan;

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  the Registration Statement (Form S-8 No. 33-95424) pertaining to the Veeco Instruments Inc. Amended and Restated 1992 Employees' Stock Option Plan;

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  the Registration Statement (Form S-8 No. 333-08981) pertaining to the Veeco Instruments Inc. Amended and Restated 1992 Employees' Stock Option Plan and the Amended and Restated Veeco Instruments Inc. 1994 Stock Option Plan for Outside Directors;

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  the Registration Statement (Form S-8 No. 333-35009) pertaining to the Amended and Restated Veeco Instruments Inc. 1994 Stock Option Plan for Outside Directors;

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  the Registration Statement (Form S-8 No. 333-36348) pertaining to the CVC, Inc. 1999 Non-Employee Directors' Stock Option Plan, the CVC, Inc. Amended and Restated 1997 Stock Option Plan, the CVC Holdings, Inc. Stock Option Plan, the Non-Qualified Stock Option Agreements Dated as of March 31, 1999 Between Commonwealth Scientific Corporation, Inc. and Certain Employees and Directors, the Incentive Stock Option Agreements Between Commonwealth Scientific Corporation, Inc. and Certain Employees and the CVC Holdings, Inc. and Certain Employees;

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  the Registration Statement (Form S-8 No. 333-39156) pertaining to the Veeco Instruments Inc. 2000 Stock Option Plan;

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  the Registration Statement (Form S-8 No. 333-49476) pertaining to the Veeco Instruments Inc. 2000 Stock Option Plan for Non-Officer Employees;

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  the Registration Statement (Form S-8 No. 333-66574) pertaining to amendments to the Veeco Instruments Inc. 2000 Stock Option Plan and to the Veeco Instruments Inc. 2000 Stock Option Plan for Non-Officer Employees;

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  the Registration Statement (Form S-8 No. 333-69554) pertaining to the Applied Epi, Inc. 1993 Stock Option Plan, the Applied Epi, Inc. 2000 Stock Option Plan and certain Non-Qualified Restricted Stock Option Agreements between Applied Epi and Certain Employees and Former Employees of Applied Epi;

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  the Registration Statement (Form S-8 No. 333-79469) pertaining to the Veeco Instruments Inc. Amended and Restated 1992 Employees' Stock Option Plan and the Veeco Instruments Inc. 1994 Stock Option Plan for Outside Directors;

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  the Registration Statement (Form S-3 No. 333-84252) pertaining to the Veeco Instruments Inc. 4 1/8% Convertible Subordinated Notes Due 2008, the common stock issuable upon conversion of the notes and certain additional shares of common stock;

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  the Registration Statement (Form S-8 No. 333-88946) pertaining to the offer and sale of 2,200,000 shares of common stock under the 2000 Stock Option Plan;

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  the Registration Statement (Form S-8 No. 33-107844) pertaining to the offer and sale of 500,000 shares of common stock the Veeco Instruments Inc. Employee Stock Purchase Plan;

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  the Registration Statement (Form S-8 No. 333-107845) pertaining to the offer and sale of 630,000 shares of common stock under the 2000 Stock Option Plan;

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  the Registration Statement (Form S-8 No. 333-127226) pertaining to the offer and sale of 1,250,000 shares of common stock under the Amended and Restated Employee Stock Purchase Plan;

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  the Registration Statement (Form S-8 No. 333-127235) pertaining to the offer and sale of 2,000,000 shares of common stock under the 2000 Stock Incentive Plan;

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  the Registration Statement (Form S-8 No. 333-127240) pertaining to the offer and sale of 1,500,000 shares of common stock under the 2000 Stock Incentive Plan; and

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  the Registration Statement (Form S-3 No. 333-128004) pertaining to the offer and sale of $200,000,000 aggregate offering amount of debt securities and/or common stock;

of our reports dated February 26, 2008, with respect to the consolidated financial statements of Veeco Instruments Inc. and Subsidiaries (the "Company") and with respect to the effectiveness of internal control over financial reporting included in this Annual Report (Form 10-K) of the Company for the year ended December 31, 2007.

/s/ ERNST & YOUNG LLP
New York, New York February 26, 2008

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm